UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): 2/27/07

STAR SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-15234	52-1402131
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 LIBERTY WAY

CHESTER, VIRGINIA 23836

(Address of principal executive offices, including zip code)

(804) 530-0535

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[    ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[    ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[    ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[    ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03. Material Modification to Rights of Security Holders

On February 27, 2007, Star Scientific, Inc. (the “Company”) and Joseph L. Schwarz (“Investor”) the beneficial holder of three warrants issued March 3, 2006 and set to expire on February 28, 2007, to purchase: (i) 500,000 shares of the Company’s common stock, $0.0001 par value per share (“Common Stock”), at an exercise price of $3.00 per share (the “Exercise Price”); (ii) 500,000 shares of Common Stock at the Exercise Price; and (iii) 200,000 shares of Common Stock at the Exercise Price (collectively, the “Schwarz Warrants”), amended each of the Schwarz Warrants by extending the termination date of the exercise period to June 30, 2007 and increasing the Exercise Price to $3.50 per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAR SCIENTIFIC, INC.
Date: March 2, 2007	BY:	/s/ Paul L. Perito
Paul L. Perito Chairman of the Board, President and Chief Operating Officer

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